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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     December 19, 2008 (December 15, 2008)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                                    ---------
                            (Commission File Number)

                                   11-3427886
                                   ----------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
                  --------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))



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Item 3.02 Unregistered Sales of Securities

Between July and October 2008, the Company sold 445,000 shares of its Series A Preferred Stock at a purchase price of $1.00 per share. The following describes the rights, preferences and privileges of the Series A Preferred Stock:

o CONVERTIBILITY INTO COMMON STOCK. Each share of Preferred Stock shall automatically convert on December 15, 2008 into shares of Common Stock
    (the "Common Shares") based on a conversion price of the lower of $.50 per share or the average closing sale price for the Company's Common Stock on the OTC Bulletin Board for the 10 trading days immediately preceding December 15, 2008, with a floor of $.25 per share. Each share of Preferred Stock may at the option of the holder be converted into Common Shares prior to December 15, 2008 based upon a price of $.50 per share.

o VOTING. The Preferred Shares shall have no voting rights until converted into Common Shares, except as otherwise required by applicable state law.

o DIVIDENDS. The Preferred Shares shall have no dividend rights until converted into Common Shares, except as otherwise required by applicable state law.

o LIQUIDATION PREFERENCE. The Preferred Shares shall have no liquidation preference and shall be treated the same as a holder of Common Shares.

Exemption is claimed for the sale of the aforementioned 445,000 shares of Series A Preferred Stock pursuant to Rule 506 and/or Section 4(2) of the Securities Act of 1933, as amended.

On December 15, 2008, the Company's Series A Preferred Stock converted at $.50 per share into a total of 890,000 shares of Common Stock. Exemption is claimed for the sale of the aforementioned 890,000 shares of Common Stock pursuant to section 3(a)(9) of the Securities Act of 1933, as amended.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               ACE MARKETING & PROMOTIONS, INC.


Dated: December 19, 2008                       By: /s/ Michael D. Trepeta
                                                   -----------------------------
                                                   Michael D. Trepeta, President